MANNING & NAPIER FUND, INC.

(the “Fund”)

Core Bond Series (Class I, S, W and Z)

Credit Series (Class W)

Diversified Tax Exempt Series (Class A and W)

High Yield Bond Series (Class I, S, W and Z)

Unconstrained Bond Series (Class I, S, W and Z)

(together, the “Series”)

Supplement dated December 9, 2022 to the Prospectus for the Series dated March 1, 2022,

as supplemented April 4, 2022 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Beginning in January 2023, the income distribution schedule for the Core Bond Series, the Credit Series, the Diversified Tax Exempt Series, the High Yield Bond Series and the Unconstrained Bond Series will be changed from quarterly distributions to monthly distributions.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

The first paragraph in the “Dividends, Distributions, and Taxes” section is hereby deleted and replaced with the following:

Dividends and Distributions

The Real Estate Series generally pays dividends once a year, in December. The Core Bond Series, Credit Series, High Yield Bond Series, Diversified Tax Exempt Series, and Unconstrained Bond Series generally pay dividends on a monthly basis. All the Series make capital gains distributions, if any, once a year, typically in December.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 12.9.22